EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

X
In re	:	Chapter 11 Case No.
:
:
MOTORS LIQUIDATION COMPANY, et al.,	:	09-50026 (REG)
f/k/a General Motors Corp., et al.	:
:
Debtors.	:	(Jointly Administered)
:
X

MONTHLY OPERATING REPORT FOR THE MONTH
ENDED APRIL 30, 2010

DEBTORS’ ADDRESS:                                        500 Renaissance Drive, Suite 1400, Detroit, MI 48243

I declare under penalty of perjury (28 U.S.C Section 1746) that the report and the attached documents are true and accurate to the best of my knowledge and belief.

/s/ James Selzer
James Selzer
Vice President and Treasurer

DATE: May 28, 2010

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
LISTING OF DEBTORS

Debtor Name:	Case Number:

Motors Liquidation Company	09-50026
MLCS, LLC	09-50027
MLCS Distribution Corporation	09-50028
MLC of Harlem, Inc.	09-13558
Remediation and Liability Management Company, Inc.	09-50029
Environmental Corporate Remediation Company, Inc.	09-50030

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
INDEX TO CONDENSED COMBINED FINANCIAL STATEMENTS AND SCHEDULES

		Page

Financial Statements:

Condensed Combined Debtors-In-Possession Statements of Operations for the month ended April 30, 2010 and the filing to date period ended April 30, 2010		4
Condensed Combined Debtors-In-Possession Statement of Net Assets as of April 30, 2010		5
Condensed Combined Debtors-In-Possession Statements of Cash Flows for the month ended April 30, 2010 and the filing to date period ended April 30, 2010		6

Notes to Monthly Operating Report:

Note 1	Reorganization Proceedings	7
Note 2	Basis of Presentation	9
Note 3	DIP Facility	11
Note 4	Liabilities Subject to Compromise	12
Note 5	Reorganization Items	14
Note 6	Post-petition Accounts Payable	14

Schedules:

Schedule 1	Summary of Monthly Disbursements for the month ended April 30, 2010	15
Schedule 2	Payments to Insiders	16
Schedule 3	Professional Fees Paid	17
Schedule 4	Retainers Paid to Professionals	18
Schedule 5	Status of Post-Petition Taxes Paid	19
Schedule 6	Debtor Questionnaire	20

Condensed Combining Debtors-In-Possession Statement of Operationsfor the month ended April 30, 2010		21
Condensed Combining Debtors-In-Possession Statement of Operations for the filing to date period ended April 30, 2010		22
Condensed Combining Debtor-In-Possession Statement of Net Assets as of April 30, 2010		23

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENTS OF OPERATIONS
(Unaudited in thousands of U.S. Dollars)

	Month Ended April 30, 2010	Filing to Date

Rental income	$2,478	$18,282

Selling, administrative and other expenses	4,316	129,974

Operating loss	(1,838)	(111,692)

Interest expense	5,057	48,873
Interest income	(352)	(3,143)

Loss before reorganization items and income taxes	(6,543)	(157,422)

Reorganization items (gain) / loss	7,736	(1,341,456)

Income (loss) before income taxes	(14,279)	1,184,034

Income taxes	3	3

Net income (loss)	$(14,282)	$1,184,031

See accompanying notes to condensed combined financial statements

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR MONTH ENDED APRIL 30, 2010
CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENT OF NET ASSETS
(Unaudited in thousands of U.S. Dollars)

April 30, 2010
Assets:

Cash and cash equivalents	$983,642
Due from affiliates	4
Other receivables	51
Prepaid expenses	3,678
Other current assets	26,411

Total current assets	1,013,786

Property, plant and equipment
Land and building	77,957
Machinery and equipment	47,000

Total property, plant and equipment	124,957

Investment in GMC	-
Restricted cash	89,600
Other assets	224

Total assets	$1,228,567

Liabilities:

Debtor-in-possession financing	$1,213,759
Accounts payable	8,311
Due to GM LLC	1,242
Due to affiliates	1,260
Accrued sales, use and other taxes	1,438
Accrued professional fees	46,969
Other accrued liabilities	11,760

Total current liabilities	1,284,739

Liabilities subject to compromise	32,217,801

Total liabilities	33,502,540

Net assets (liabilities)	$(32,273,973)

See accompanying notes to condensed combined financial statements

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
CONDENSED COMBINED DEBTORS-IN-POSSESSION STATEMENTS OF CASH FLOWS
(Unaudited in thousands of U.S. Dollars)

	Month Ended April 30, 2010	Filing to Date

Cash flows from operating activities:

Net income (loss)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:	$(14,282)	$1,184,031

Non cash interest expense	5,057	48,873
Gain on disposal of assets	(1,754)	(2,047)
Reorganization items (gain) / loss	7,736	(1,341,456)
Reorganization related payments	(4,863)	(102,341)

Changes in assets and liabilities that provided (used) cash:

Due to / (due from) affiliates	(119)	1,570
Prepaid expenses	157	(3,678)
Due to / (due from) GM LLC	(476)	(169)
Other receivables	-	(51)
Other current assets	-	300
Other assets	-	(224)
Accounts payable	(443)	8,233
Accrued payroll and employee benefits	-	(163)
Accrued sales, use and other taxes	331	1,438
Other accrued liabilities	87	1,239

Net cash used in operating activities	(8,569)	(204,445)

Cash flows from investing activities:

Proceeds from disposal of assets	138	5,688
Proceeds from sale and dissolution of subsidiaries	1,914	19,083
Changes in restricted cash	-	(7,300)

Net cash provided by (used in) investing activities	2,052	17,471

Decrease in cash and cash equivalents	(6,517)	(186,974)
Cash and cash equivalents at beginning of period	990,159	1,170,616

Cash and cash equivalents at end of period	$983,642	$983,642

See accompanying notes to condensed combined financial statements

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
NOTES TO MONTHLY OPERATING REPORT

Note 1 – Reorganization Proceedings

On June 1, 2009 (the “Commencement Date”), Motors Liquidation Company (f/k/a General Motors Corporation) (“MLC”) and three of its affiliates, MLCS, LLC (f/k/a Saturn, LLC) (“MLCS”), MLCS Distribution Corporation (f/k/a Saturn Distribution Corporation) (“MLCS Distribution”), and MLC of Harlem, Inc. (f/k/a Chevrolet-Saturn of Harlem Inc.) (“MLCS Harlem” and collectively with MLC, MLCS, and MLCS Distribution, the “First Filed Debtors”) commenced cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).

On October 9, 2009, two additional debtors, Remediation and Liability Management Company, Inc. (“REALM”) and Environmental Corporate Remediation Company, Inc. (“ENCORE”) (together, the “Second Filed Debtors”, and collectively with the First Filed Debtors, the "Debtors") commenced cases jointly administered with the cases of the First Filed Debtors. The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only under case number 09-50026 (REG) pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. As described below in more detail, on July 10, 2009, each of the First Filed Debtors sold substantially all of its assets (the “GM Asset Sale”) to a company now known as General Motors, LLC (“New GM”), an entity formed by the United States Treasury, which is now an indirect, wholly-owned subsidiary of an entity now known as General Motors Company.

A description of each of the Debtors is set forth below:

•
Motors Liquidation Company – MLC, a Delaware corporation, historically was the primary operating company of the Debtors, although certain operations were conducted through direct and indirect subsidiaries. As such, MLC now owns most of the assets, liabilities and contracts that were retained by the Debtors following the GM Asset Sale.

•	MLCS, LLC – MLCS, a Delaware limited liability company and a direct subsidiary of MLC, was formed in 1985 to develop, manufacture, and market a line of passenger cars under the “Saturn” brand.

•
MLCS Distribution Corporation – MLCS Distribution, a Delaware corporation and a direct subsidiary of MLCS, was formed in 1987 to distribute automobiles produced by MLCS and was the primary contracting entity with the Saturn retailer network.

•	MLC of Harlem, Inc. – MLC Harlem, a Delaware corporation and a direct subsidiary of MLC, was formed in 2004 to operate an automobile dealership in New York, New York.

•	Remediation and Liability Management Company, Inc. – REALM, a Michigan corporation and a direct subsidiary of MLC, was formed in 1984 to manage environmental

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
NOTES TO MONTHLY OPERATING REPORT

remediation liabilities, including assessing, investigating, and discharging environmental liabilities associated with domestic and international properties affiliated with MLC.

•
Environmental Corporate Remediation Company, Inc. – ENCORE, a Delaware corporation and a direct subsidiary of MLC, was formed in 1989 to manage environmental remediation liabilities, including assessing, investigating, and discharging environmental liabilities associated with domestic and international properties affiliated with MLC.

On July 10, 2009 (the “Closing Date”), each of the First Filed Debtors consummated a sale of substantially all of its assets (the GM Asset Sale) to New GM pursuant to (i) that certain Amended and Restated Master Sale and Purchase Agreement (the “MSPA”), dated June 26, 2009, as amended, among the First Filed Debtors and New GM and (ii) an order of the Bankruptcy Court, dated July 5, 2009 (Docket Number 2968) (the “Sale Order”).

The purchase price paid by New GM for the First Filed Debtors’ assets equaled the sum of (i) a credit bid of certain amounts outstanding under MLC’s prepetition credit agreement with the U.S. Treasury and MLC’s debtor-in-possession financing facility (the “DIP Facility”), (ii) the U.S. Treasury’s return of warrants previously issued to the U.S. Treasury by MLC, (iii) the issuance by New GM to MLC of (a) 50,000,000 shares (10%) of New GM’s common stock and (b) warrants to acquire newly issued shares of New GM common stock initially exercisable for a total of 90,909,090 shares of New GM’s common stock (15% of New GM’s common stock on a fully diluted basis) on the respective terms specified therein, and (iv) the assumption by New GM or its designated subsidiaries of certain specified liabilities of the First Filed Debtors. The MSPA also provides that in the event that the estimated aggregate general unsecured claims against the Debtors, as determined by the Bankruptcy Court upon the request of MLC, exceeds $35 billion, New GM is required to issue, as an adjustment to the purchase price, up to approximately an additional 2% of its common stock (the “Adjustment Shares” and collectively with the New GM common stock and warrants (and any securities received in respect thereof) set forth in (iii), the “New GM Equity Interests”) to MLC, based on the extent to which such claims exceed $35 billion, with the full amount of the Adjustment Shares being payable if such excess amount is greater than or equal to $7 billion.

On October 19, 2009, New GM completed a holding company reorganization pursuant to which all of the outstanding shares of common stock and preferred stock of New GM were exchanged on a one-for-one basis for shares of common stock and preferred stock of a newly organized Delaware corporation (“New GM HoldCo”) that now bears the name General Motors Company. As such, the New GM Equity Interests now represent equity interests in New GM HoldCo.

The value of the New GM Equity Interests is undetermined as of the date of this Monthly Operating Report.

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
NOTES TO MONTHLY OPERATING REPORT

Note 2 – Basis of Presentation

General

This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Debtors’ chapter 11 cases and is in a format acceptable to the Office of the United States Trustee for the Southern District of New York. The financial information contained herein is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosure items.

The condensed combined statements of operations presented in this Monthly Operating Report are for the month ended April 30, 2010 and the filing to date period ended April 30, 2010. The condensed combined statement of net assets is presented as of April 30, 2010. The condensed combined statements of cash flows presented are for the month ended April 30, 2010 and the filing to date period ended April 30, 2010.

These condensed combined financial statements included herein include normal recurring adjustments, but not all of the adjustments that would typically be made for quarterly and annual financial statements prepared in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

Furthermore, the monthly information presented herein, has not been subjected to the same level of accounting review and testing that MLC historically applied in the preparation of its quarterly and annual financial information in accordance with GAAP. Accordingly, the financial information herein is subject to change and any such change could be material. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or the full year and may not reflect MLC’s results of operation, net assets and cash flows in the future.

Accounting Requirements

The condensed combined financial statements herein have been prepared in accordance with the guidance in American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (SOP 90-7), which is applicable to companies operating under Chapter 11. SOP 90-7 generally does not change the manner in which financial statements are prepared. However, it does require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business.

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
NOTES TO MONTHLY OPERATING REPORT

Basis of Accounting

The accompanying Monthly Operating Report has been prepared using the liquidation basis of accounting. Assets are presented at estimated net realizable amounts based on the Debtors’ plans for liquidation. Liabilities subject to compromise are presented at amounts expected to be allowed as claims and other liabilities are presented at amounts expected to be paid in settlement of the respective obligations.

Cash and Cash Equivalents

Cash and cash equivalents consist of U.S. Treasury Securities with original maturity dates of up to two years, with scheduled maturities corresponding to expected future cash requirements.

Property, Plant and Equipment

Property, plant and equipment are held for sale or disposal. The estimated realizable values of property, plant and equipment are evaluated and adjusted based on the Debtors’ plans for disposition and available information regarding recoverable amounts. Changes in estimated realizable values are recognized as reorganization items in the period they are identified.

Investments in Subsidiaries

This Monthly Operating Report presents the Debtors’ combined net assets and results of operations. The Debtors’ interests in subsidiaries, including controlled non-Debtor subsidiaries, are presented at estimated realizable values in liquidation.

Reorganization Items

The Monthly Operating Report presents expenses, gains and losses directly associated with the reorganization as reorganization items. The amounts presented include professional fees associated with the reorganization, Office of the U.S. Trustee quarterly fees, realized gains and losses from dispositions of assets, changes in the estimated net realizable values of assets and amounts expected to be allowed as claims.

Income Taxes

The Debtors expect that no income tax obligations will be incurred as a result of reorganization operations, disposal of assets or settlement of liabilities. As a result, the Monthly Operating Report does not include current or deferred income taxes.

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
NOTES TO MONTHLY OPERATING REPORT

Note 3 – DIP Facility

In connection with the closing of the GM Asset Sale, on July 10, 2009, the First Filed Debtors entered into an amended and restated DIP Facility (as restructured, amended and restated, the “Wind Down Facility”) with the U.S. Treasury and Export Development of Canada (collectively, the “DIP Lenders”). The Wind Down Facility, which was approved by an order of the Bankruptcy Court, dated July 5, 2009 (Docket Number 2969), provides for loans in a principal amount of $1,175,000,000 (with interest paid in kind), all of which was drawn by the Debtors the day before the Closing Date. The Wind Down Facility is non-recourse to the Debtors, and the obligations thereunder are secured by substantially all assets of the Debtors’ assets (other than the New GM Equity Interests and certain other assets that were excluded from the assets constituting collateral). The Debtors currently expect that (i) the Wind Down Facility and the proceeds they recover from their remaining assets will be sufficient to pay the administrative expenses of winding down their estates and administering a chapter 11 plan and (ii) the proceeds of such asset sales will not be sufficient to pay down the Wind Down Facility in full. Given the non-recourse nature of the Wind Down Facility, these two points together mean that it is expected that the only assets that will be available for distribution (not including the DIP Lenders) are the New GM Equity Interests and it is currently anticipated that all of the New GM Equity Interests will be available for distribution (not including the DIP Lenders). However, if the Wind Down Facility and the proceeds of the asset sales are insufficient to pay the administrative expenses of winding down the Debtors’ estates and administering a chapter 11 plan, the Debtors will have to use the New GM Equity Interests to pay such expenses.

Interest expense accrues quarterly and is paid in kind on the first business day of September, December, March and June. Approximately $14,984,000 of interest was paid in kind on March 1, 2010. Accrued interest payable is included in other accrued liabilities on the statement of net assets.

Total debtor in possession financing and accrued interest payable outstanding at April 30, 2010 were approximately $1,213,759,000 and $10,115,000 respectively.

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
NOTES TO MONTHLY OPERATING REPORT

Note 4 - Liabilities Subject to Compromise

As a result of the chapter 11 filings, the Debtors’ pre-petition indebtedness is subject to compromise or other treatment under a chapter 11 plan. SOP 90-7 requires that pre-petition liabilities subject to compromise be reported at the amounts expected to be treated as allowed claims receiving distributions under a confirmed chapter 11 plan, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise (the “LSTC Amounts”) represent the Debtors’ estimate of known or potential pre-petition claims to be addressed in connection with these chapter 11 cases based upon the Debtors’ books and records, the Debtors’ prepetition reserves for liabilities, and the ongoing claims resolution process described below.

The Court established November 30, 2009 as the deadline to file proofs of claim against the First Filed Debtors and February 1, 2009 as the deadline to file proofs of claim against the Second Filed Debtors (together, the “Bar Dates”). Over 68,000 proofs of claim were filed by the Bar Dates (the “Filed Proofs of Claim”), of which over 30,000 are litigation related. The aggregate amount of all Filed Proofs of Claims, as of the Bar Date, exceeded $217 billion (the “Filed Amounts”); moreover, a large number of the Filed Proofs of Claim are unliquidated. The Filed Proofs of Claim include, among other claims, unsecured bond debt claims, environmental remediation cost claims, personal injury claims, wrongful death claims, tort claims, product liability claims, contract dispute claims, indemnity claims, warranty claims, class action claims, and claims for damages resulting from the rejection of executory contracts and unexpired leases.

The Debtors are actively evaluating the merits of the Filed Proofs of Claim to determine their validity and proper amount. Only to the extent the Filed Proofs of Claim are ultimately “allowed,” either by agreement with the Debtors or by order of the Bankruptcy Court, will the holders of such claims be entitled to distribution under a chapter 11 plan. To that end, the Debtors continue to engage in settlement discussions with various claimants seeking to reach agreement as to the allowed claim amounts. The Debtors have also filed individual and omnibus objections to hundreds of Filed Proofs of Claims, resulting in the disallowance and expungement of billions of dollars of Filed Proofs of Claim. The Debtors expect to file additional objections to Filed Proofs of Claim as well. Moreover, to facilitate the efficient resolution of the Filed Proofs of Claim and to distribute meaningful value to the Debtors’ creditors in an acceptable timeframe, upon the Debtors’ request, the Bankruptcy Court approved alternative dispute resolution procedures (the “ADR Procedures”) to resolve the Filed Proofs of Claim. Though some progress has been made through these efforts, the Debtors have a substantial amount of Filed Proofs of Claim left to resolve and, therefore, cannot determine the final amount of the Filed Proofs of Claim that will ultimately be allowed claims receiving distributions under a confirmed chapter 11 plan. Furthermore, based on the Debtors’ current assessment of the validity of the Filed Proofs of Claim, the LSTC Amounts in many cases are lower than the Filed Amounts.

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
NOTES TO MONTHLY OPERATING REPORT

As such, the LSTC Amounts shown are the Debtors’ prepetition reserves for liabilities, or where more current information exists and the amount can be estimated in accordance with SOP 90-7, those amounts have been included as the LSTC Amounts. As such, the amounts shown do not necessarily include amounts for claims that continue to be subject to review and reconciliation, and, therefore, the LSTC Amounts are likely to increase and should not be relied upon as a precise estimate of claims that will ultimately be allowed.

On November 12, 2009, the Bankruptcy Court approved a settlement agreement with certain labor unions and New GM. The following labor unions accepted the settlement (“Participating Splinter Unions”):

•	IUE-CWA

•	USW

•	International Brotherhood of Electrical Workers

•	Michigan Regional Council of Carpenters, Local 687 and Interior Systems, Local 1045

•	International Brotherhood of Painters & Allied Trades of the U.S. and Canada, Sign & Display Union Local 59

•	International Union of Operating Engineers

•	United Catering Restaurant Bar & Hotel Workers

To date, the International Association of Machinists and Aerospace Workers, the International Brotherhood of Teamsters and the International Brotherhood of Boilermakers have not accepted the settlement agreement (“Non-Participating Splinter Unions”). Under the terms of the settlement, MLC has agreed to fund up to $100 million of administrative expenses for costs incurred for health benefit claims incurred on and after July 10, 2009 through December 31, 2009. All excess costs and costs incurred after December 31, 2009, shall be the responsibility of New GM whether or not those excess costs relate to Participating Splinter Unions or Non-Participating Splinter Unions.

The settlement also grants the Participating Splinter Unions an allowed prepetition unsecured claim in the amount of $1.0 billion to fully settle, satisfy and discharge all claims against MLC and its affiliates and former and present officers and directors. As a result of the settlement, liabilities subject to compromise relating to union obligations were reduced by $2.5 billion and a corresponding gain on claim settlement was recorded to reorganization items (See Note 5) in the condensed statements of operations.

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
NOTES TO MONTHLY OPERATING REPORT

The “unsecured bond debt,” as described in the table below, includes an approximate $1.0 billion liability relating to MLC’s guarantee of the 8.375% Notes due December 7, 2015 and the 8.875% Notes due July 10, 2023 (collectively, the “Nova Scotia Notes”) issued by MLC’s subsidiary, General Motors Nova Scotia Finance Company (“GM Nova Scotia”). Any potential liabilities MLC may owe to GM Nova Scotia under Nova Scotia law as a result of an insolvency order in respect of GM Nova Scotia having been approved by the Nova Scotia Supreme Court on October 9, 2009, including potential liabilities related to GM Nova Scotia liabilities under (i) the Nova Scotia Notes or (ii) any transaction made pursuant to that certain ISDA Master Agreement dated as of October 15, 2001, as supplemented and modified by a Schedule, between GM Nova Scotia and MLC (which MLC assigned to New GM under the GM Asset Sale) are not included herein.

Liabilities subject to compromise consist of the following:

April 30, 2010
(amounts in millions)

Unsecured bond debt	$28,356
Accounts payable	23
Environmental reserves	396
Union obligations	1,000
Workers' compensation	70
Litigation and product liability	1,637
Other accrued liabilities	736

Liabilities subject to compromise	$32,218

Note 5 - Reorganization Items

SOP 90-7 requires that reorganization items, such as professional fees directly related to the process of reorganizing under Chapter 11 and provisions and adjustments to reflect the carrying value of certain pre-petition liabilities at their estimated allowable claim amounts, be reported separately. The Debtors’ reorganization items for the month ended April 30, 2010 and the filing to date period ended April 30, 2010 relate to professional fees, Office of the U.S. Trustee quarterly fees, adjustments to liabilities subject to compromise (See Note 4) and adjustments to assets and liabilities in accordance with the MSPA.

Note 6 - Post-petition Accounts Payable

The Debtors believe that all undisputed post-petition accounts payable have been or are being paid under agreed payment terms and the Debtors intend to continue paying all undisputed post-petition obligations as they become due.

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE MONTH ENDED
APRIL 30, 2010

SUMMARY OF MONTHLY DISBURSEMENTS
(Unaudited in thousands of U.S. Dollars)

Month Ended
Legal Entity	April 30, 2010

Motors Liquidation Company (f/k/a General Motors Corporation)	$9,980
MLCS, LLC	1
MLCS Distribution Corporation	2
MLC of Harlem, Inc.	-
Remediation and Liability Management Company, Inc.	773
Environmental Corporate Remediation Company, Inc.	664

Total disbursements	$11,420

Note: Payments made by Motors Liquidation Company on behalf of other Debtors are reflected in the disbursement totals for each respective Debtor.

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED
APRIL 30, 2010

PAYMENTS TO INSIDERS
(Unaudited in thousands of U.S. Dollars)

			Month Ended
Last Name	First Name	Type of Payment	April 30, 2010

Adair, Jr.	Wendell H.	BOD fees	$16
Case	Stephen H.	BOD fees	18
Holden	James P.	BOD fees and out-of-pocket expense reimbursement	16
Jacobs	Alan M.	BOD fees and out-of-pocket expense reimbursement	18
Johnson	Alan C.	BOD fees and out-of-pocket expense reimbursement	16

Total payments to insiders			$84

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE MONTH ENDED
APRIL 30, 2010

SCHEDULE OF PROFESSIONAL FEES PAID
(Unaudited in thousands of U.S. Dollars)

Month Ended
Retained Professional	April 30, 2010

AP Services, LLC	$3,253
LFR, Inc.	468
FTI Consulting, Inc.	403
Butzel Long, PC	115
Brownfield Partners, LLC	111
Claro Group, LLC	72

Total professional fees paid	$4,422

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED
APRIL 30, 2010

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS
(Unaudited in thousands of U.S. Dollars)

Retained Professional	Balance as of April 30, 2010

AP Services LLC	$19,552
Weil, Gotshal & Manges LLP	5,900
Honigman Miller LLP	574
Jenner & Block LLP	385

Total outstanding retainers paid to professionals	$26,411

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED
APRIL 30, 2010

STATUS OF POST-PETITION TAXES PAID
(Unaudited in thousands of U.S. Dollars)

Month Ended
April 30, 2010
State and Local

Real and personal property	$169
Other	9

Total State and Local Taxes	$178

Total post-petition taxes paid	$178

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.

MONTHLY OPERATING REPORT FOR THE MONTH ENDED
APRIL 30, 2010

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “ Yes ” , provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?		X
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?	X
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

Notes:
[1] - Certain de minimis assets have been sold outside the ordinary course of business during this reporting period pursuant to the Order Pursuant to 11 U.S.C. §§ 105 and 363 (A) Establishing Procedures for the Disposition of De Minimis Assets, and (B) Authorizing the Debtors to (i) Pay Related Fees, and (ii) Assume, Assume and Assign, or Reject Related Executory Contracts or Unexpired Leases, dated August 18, 2009 [Docket No. 3830] (the “De Minimis Asset Sale Order”). Pursuant to the De Minimis Asset Sale Order, the Debtors are required to file quarterly reports listing certain assets sold thereunder. On April 22, 2010, MLC filed a quarterly report covering the period January 1, 2010 through March 31, 2010.

[7] - Post-petition receivables due from affiliates (debtors and non-debtors) were the result from ordinary course of business transactions. Receivables with Debtor entities have been eliminated in the Condensed Combined Debtors-in-Possession Statement of Net Assets.

[15] - The Debtors entered into the Wind Down Facility with the DIP Lenders in connection with the closing of the GM Asset Sale. All loan proceeds were received on July 10, 2009.

United States Bankruptcy Court for the Southern District of New York
In re: Motors Liquidation Company, et al.
Case No.: 09-50026 (REG) (Jointly Administered)

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS
FOR THE MONTH ENDED APRIL 30, 2010
(Unaudited in thousands of U.S. Dollars)

Case Number:	09-50026	09-50027	09-50028	09-13558	09-50029	09-50030

	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Remediation and Liability Management Company, Inc.	Environmental Corporate Remediation Company, Inc.	Eliminations	Combined Debtors

Rental income	$2,478	$-	$-	$-	$-	$-	$-	$2,478

Selling, administrative and other expenses	2,890	-	1	-	659	766	-	4,316

Operating loss	(412)	-	(1)	-	(659)	(766)	-	(1,838)

Interest expense	5,057	-	-	-	-	-	-	5,057
Interest income	(352)	-	-	-	-	-	-	(352)

Loss before reorganization items and income taxes	(5,117)	-	(1)	-	(659)	(766)	-	(6,543)

Reorganization items (gain) / loss	7,736	-	-	-	-	-	-	7,736

Income (loss) before income taxes	(12,853)	-	(1)	-	(659)	(766)	-	(14,279)

Income taxes	1	1	1	-	-	-	-	3

Net income (loss)	$(12,854)	$(1)	$(2)	$-	$(659)	$(766)	$-	$(14,282)

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS
FOR THE FILING TO DATE PERIOD ENDED APRIL 30, 2010
(Unaudited in thousands of U.S. Dollars)

Case Number:	09-50026	09-50027	09-50028	09-13558	09-50029	09-50030

	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Remediation and Liability Management Company, Inc.	Environmental Corporate Remediation Company, Inc.	Eliminations	Combined Debtors

Rental income	$18,282	$-	$-	$-	$-	$-	$-	$18,282

Selling, administrative and other expenses	121,055	-	1	-	4,955	3,963	-	129,974

Operating loss	(102,773)	-	(1)	-	(4,955)	(3,963)	-	(111,692)

Interest expense	48,873	-	-	-	-	-	-	48,873
Interest income	(3,143)	-	-	-	-	-	-	(3,143)

Loss before reorganization items and income taxes	(148,503)	-	(1)	-	(4,955)	(3,963)	-	(157,422)

Reorganization items (gain) / loss	(1,359,463)	5	5	5	13,843	4,149	-	(1,341,456)

Income (loss) before income taxes	1,210,960	(5)	(6)	(5)	(18,798)	(8,112)	-	1,184,034

Income taxes	1	1	1	-	-	-	-	3

Net income (loss)	$1,210,959	$(6)	$(7)	$(5)	$(18,798)	$(8,112)	$-	$1,184,031

Case No.: 09-50026 (REG)(Jointly Administered)

MOTORS LIQUIDATION COMPANY, ET AL.
MONTHLY OPERATING REPORT FOR THE MONTH ENDED APRIL 30, 2010
CONDENSED COMBINING DEBTORS-IN-POSSESSION STATEMENT OF NET ASSETS
AS OF APRIL 30, 2010
(Unaudited in thousands of U.S. Dollars)

	09-50026	09-50027	09-50028	09-13558	09-50029	09-50030
	Motors Liquidation Company	MLCS, LLC	MLCS Distribution Corporation	MLC of Harlem, Inc.	Remediation and Liability Management Company, Inc.	Environmental Corporate Remediation Company, Inc.	Eliminations	Combined Debtors
Assets:
Cash and cash equivalents	$983,602	$-	$-	$-	$40	$-	$-	$983,642
Due from affiliates	4,665	-	-	-	-	216	(4,877)	4
Other receivables	51	-	-	-	-	-	-	51
Prepaid expenses	3,678	-	-	-	-	-	-	3,678
Other current assets	26,411	-	-	-	-	-	-	26,411

Total current assets	1,018,407	-	-	-	40	216	(4,877)	1,013,786

Property, plant and equipment
Land and building	77,682	-	-	-	275	-	-	77,957
Machinery and equipment	47,000	-	-	-	-	-	-	47,000

Total property, plant and equipment	124,682	-	-	-	275	-	-	124,957

Investment in GMC	-	-	-	-	-	-	-	-
Restricted cash	89,600	-	-	-	-	-	-	89,600
Other assets	224	-	-	-	-	-	-	224

Total assets	$1,232,913	$-	$-	$-	$315	$216	$(4,877)	$1,228,567

Liabilities:
Debtor-in-possession financing	$1,213,759	$-	$-	$-	$-	$-	$-	$1,213,759
Accounts payable	4,311	-	-	-	2,250	1,750	-	8,311
Due to GM LLC	1,242	-	-	-	-	-	-	1,242
Due to affiliates	1,476	6	8	5	1,542	-	(1,777)	1,260
Accrued sales, use and other taxes	1,438	-	-	-	-	-	-	1,438
Accrued professional fees	46,969	-	-	-	-	-	-	46,969
Other accrued liabilities	11,760	-	-	-	-	-	-	11,760

Total current liabilities	1,280,955	6	8	5	3,792	1,750	(1,777)	1,284,739

Liabilities subject to compromise	32,179,603	-	-	-	33,668	7,630	(3,100)	32,217,801

Total liabilities	33,460,558	6	8	5	37,460	9,380	(4,877)	33,502,540

Net assets (liabilities)	$(32,227,645)	$(6)	$(8)	$(5)	$(37,145)	$(9,164)	$-	$(32,273,973)

Case No.: 09-50026 (REG)(Jointly Administered)